                                                                    Exhibit 10.4

                                                 January 15, 2002
                                                 Letter of Credit No. NTZS426339

The Bank of New York
c/o United States Trust Company of New York
114 West 47th Street
New York, New York 10036
Attention: H. William Weber, Vice President


Ladies and Gentlemen:

         We hereby establish in your favor, at the request of our affiliate, wells Fargo Credit. Inc. ("Wells Fargo Affiliate") and for the account of its customer Technology Flavors & Fragrances. Inc., our irrevocable letter of credit in the amount of (U.S. Dollars) Two Million Two Hundred Thirty Thousand One Hundred Thirty Seven Dollars and No Cents (U.S. $2,230,137.00) in connection with the Bonds (as defined below), available with ourselves by sight payment against presentation of one or more (a) telegraphic demands or (b) signed and dated demands ("Signed Demands") or (c) telefacsimile demands, addressed by you to Wells Fargo Bank. N.A., Letter of Credit Operations Office, San Francisco, California, each in the form of Annex; A (an "A Drawing"), Annex B (a "B Drawing"), Annex C (a "C Drawing), Annex D (a "D Drawing"), Annex E (an "E Drawing'), or Annex F (an "F Drawing") hereto, with all instructions in brackets therein being complied with.

         Each such. presentation must be made on a Business Day (as hereinafter defined) to our Letter of Credit Operations Office in San Francisco, California (presently located at 525 Market Street, 25th Floor, San Francisco, California, 94105) at or before 5:001 PM, San Francisco time, on or before the Expiration Date (as hereinafter defined). This Letter of Credit expires at our above office on January 14, 2007, but shall be automatically extended, without written amendment, to January 14 in each succeeding calendar year up to, but not beyond, January 14, 2022, unless you shall have received at your address above our written notice sent by registered mail or express courier that we elect not to extend this Letter of Credit beyond the date specified in such notice, which date will be January 14, 2007, or any subsequent January 14 occurring before January 14, 2022, and be at least one hundred twenty (120) calendar days after the date you receive such notice. As used herein, the term "Expiration Date" means the earlier of (a) January 14, 2022 or (b) the date specified in any notice of non-extension received by you pursuant to the immediately preceding sentence as the date beyond which this Letter of Credit will not be extended, If the Expiration Date falls on a day which is not a Business Day, then such Expiration Date shall be automatically be extended to the next succeeding Business Day. As used herein, the term "Business Day" shall mean a day of the year on which our San Francisco Letter of Credit Operations Office is open for business.

         The amount of any demand presented hereunder will be the amount inserted in numbered Paragraph 4 of said demand. By honoring any such demand we make no representation as to the correctness of the amount demanded.

         We hereby agree with you that each demand presented hereunder in full compliance with the terms hereof will be duly honored by our payment to you of the amount of such demand, in immediately available funds of Wells Fargo Bank, National Association;

         (i) not later than 10:00 am., San Francisco time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us at or before noon, San Francisco time, or

         (ii) not later than 10;00 a.m., San Francisco time, on the second Business Day following the Business Day on which such demand is presented to us as aforesaid, if such presentation is made to us after noon, San Francisco time.

         Notwithstanding the foregoing, any demand presented hereunder, in full compliance with the terms hereof, for a C Drawing or D Drawing will be duly honored (i) not later than 11:30 a.m., San Francisco time, on the Business Day on which such demand is presented to us as aforesaid if such presentation is made; to as at or before 8:00 am., San Francisco time, and (ii) not later than 10:00 am,, San Francisco time, on the Business Day following the Business Day on which such demand is presented to us as aforesaid if such presentation is made to us after 8:00 am., San Francisco time.

         If the remittance instructions included with nay demand presented under this Letter of Credit require that payment is to be made by transfer to an account with us or with another bank, we and/or such other bank may rely solely on the account number specified in such instructions even if the account is in the name of a person or entity different from the intended payee.

         With respect to any demand that is honored hereunder, the total amount of this Letter of Credit shall be reduced as follows:

         (A) With respect to any A Drawing or B Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand at of the time of presentation of such demand and shall not be reinstated;

         (B) With respect to any C Drawing or D Drawing, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand, subject to reinstatement in full or in part, if and to the extent, prior to the Expiration Date, we or the Wells Fargo Affiliate

         (C) With respect to any F drawing,, the total amount of this Letter of Credit shall be reduced, as to all demands subsequent to the applicable demand, by the amount of the applicable demand as of the time of presentation of such demand; provided, however, that such amount shall be automatically reinstated on the tenth (10th) calendar day following the date of presentation of such demand unless (i) you shall have received notice from us by telegraph. telex, courier service or registered mail at the above address within seven (7) calendar days after such presentation of such demand that there shall be no such reinstatenment, or (ii) the tenth (10th) calendar day after such presentation would be after the Expiration Date.

         Upon presentation to us of an E Drawing in compliance with the terms of this Letter of Credit, no further demand whatsoever may be presented hereunder.

         An F Drawing shall not be presented to us (i) more than once during any twenty-seven (27) calendar day period, or (ii) with respect to any single F Drawing, for an amount more than $30,137.00.

         Except as otherwise provided herein,, this Letter of Credit shall be governed by and construed in accordance with the Uniform Customs and Practice for Documentary Credits (1993 Revision), Publication No. 500 of the International Chamber of Commerce (the "UCP"); provided, however, that Article
41. paragraphs d, e, f, g, h, i and. j of Article 48 and the second sentence of
Article 17 shall not apply to this Letter of Credit. Furthermore, as provided in the first sentence of Article 17 of the UCP, we assume no liability or responsibility for consequences arising out of the interruption of our business by Acts of God, riots, civil commotions, insurrections, wars or any other causes beyond our control, or strikes or lockouts. . As to matters not covered by the UCP and to the extent not inconsistent with the UCP or made inapplicable by this Letter of Credit, this Letter of Credit shall be governed by the laws of the State of California. including the Uniform Commercial Code as in effect in the State of California.

         This Letter of Credit is transferable and may be transferred more than once, but in each case only in the amount of the full unutilized balance hereof to any single transferee who you shall have advised us pursuant to Annex G has succeeded The Bank of New York or a successor trustee as Trustee under the Indenture dated as of January 1, 2002 as supplemented from time to tithe (the "Indenture") between the Town of Babylon Industrial Development Agency (the "Issuer") and The Bank of New York, as Trustee, pursuant to which U.S. $2,200,000 in aggregate principal amount of the Issuer's Industrial Development Revenue Bonds (Federally Taxable) (Technology Flavors & Fragrances, Inc. Project), Series 2002 (the "Bonds") were issued. Transfers may be affected without charge to the transferor, and only through ourselves and only upon presentation to us of a duly executed instrument of transfer in the form attached hereto as Annex G. Any transfer of this Letter of Credit as aforesaid must be endorsed by us on the reverse hereof and may not change the place of presentation of demands from our Letter of Credit Operations Office in San Francisco, California.

         All payments hereunder shall be made from our own funds.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except the UCP to the extent the UCP is not inconsistent with or made inapplicable by this Letter of Credit; and any such reference shall not be deemed. to incorporate herein by reference by any document, instrument or agreement except the UCP.

                                                 WELLS FARGO BANK, NATIONAL
                                                 ASSOCIATION



                                                 By: ___________________________
                                                       Authorized Signature
                                                       JAMES SINGH

Letter of Credit Operations Office
Telephone Nos.:
         (415) 396-5458 and
         (415) 396-4014

Letter of Credit Operations Office Facsimile No.:
         (415) 284-9453

                                              Annex A to Wells Fargo Bank., N.A.
                                              Irrevocable Letter of Credit No.
                                              NZS426339

WELLS FARGO BANK, N.A.
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

(INSERT NAME OF BENEFICIARY (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT N0. NZS426339 (M "LETTER OF CREDIT' ; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH WT THE LETTER OF CREDIT) THAT:

     (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

     (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF PRINCIPAL UPON AN OPTIONAL AND/OR MANDATORY REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING.

     (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH TIE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS
FOLLOWS:

                        [INSERT REMITTANCE INSTRUCTIONS]

     (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS [INSERT
AMOUNT].

     (6) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 AM, SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 AM, SAN FRANCISCO TIME ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

[FOR SIGNED AND FACSIMILE DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                               Annex B to Wells Fargo Bank, N.A.
                                               Irrevocable Letter of Credit No-
                                               NZS426339

WELLS FARGO BANK. N.A.
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO N.A. (THE "BANK) WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS426339 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH TN THE LETTER OF CREDIT) THAT:

         1)  THE TRUSTEE IS TIE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
INDENTURE.

         2) THE TRUSTEE LS MAKING A DEMAND FOR PAYMENT USER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT' OF UNPAID INTEREST UPON AN OPTIONAL AND AND/OR MANDATORY REDEMPTION OF LESS THAN ALL OF THE BONDS CURRENTLY OUTSTANDING,

                  (a) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS FOLLOWS:

                        [INSERT REMITTANCE INSTRUCTIONS]

         (4) THIS AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS [INSERT AMOUNT].

         (5) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 AM, SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 AM, SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          (INSERT NAME OF BENEFICIARY)

[FOR SIGNED AND FACSIMILE DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                               Annex C to Wells Fargo Bank, N.A.
                                               Irrevocable Letter of Credit No.
                                               NZS426339

WELLS FARGO BANK, N.A.
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS426339 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH 1N TIE LETTER OF CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE PRINCIPAL AMOUNT OF THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME LIMITS ESTABLISHED IN THE INDENTURE.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF TIM BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH TIE INDENTURE, WHICH AMOUNT PLEASE REMITTo THE UNDERSIGNED AS
FOLLOWS:

                        [INSERT REMITTANCE INSTRUCTIONS]

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS [INSERT AMOUNT].

         (5) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 8:00 AM, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 11:30 AM, SAN FRANCISCO TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 8:00 AM, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 AM, SAN FRANCISCO TIME, ON THE BUSINESS DAY FOLLOWING SAID BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

[FOR SIGNED AND FACSIMILE DEMANDS ONLY, INSERT SIGNATURE AND DATE]

                                               Annex D to Wells Fargo Bank, N.A.
                                               Irrevocable Lettter of Credit
                                               No. NZS426339

WELLS FARGO BANK, N.A.
LETTER OF CREDIT OPERATIONS OFFICE.
SAN FRANCISCO, CALIFORNIA

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT No. NZS426339 (THE "LETTER OF CREDIT "; THE TERMS THE "BONDS". "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OP CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE,

         (2) THE TRUSTEE TS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT OF THE UNPAID INTEREST ON THOSE BONDS WHICH THE REMARKETING AGENT (AS DEFINED IN THE INDENTURE) HAS BEEN UNABLE TO REMARKET WITHIN THE TIME ITS ESTABLISHMENT IN THE INDENTURE.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS
FOLLOWS:

                        [INSERT REMITTANCE INSTRUCTIONS].

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $(INSERT AMOUNT).

         (5) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE 8:00 A.M,, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 11:30 A.M., SAN FRANCISCO TIME, ON SAID BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER 8:00 A.M., SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MADE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE BUSINESS DAY FOLLOWING SAID BUSINESS DAY,

                          [INSERT NAME OF BENEFICIARY]

[FOR SIGNED AND FACSIMILE DEMANDS ONLY INSERT SIGNATURE AND DATE]

                                   Annex E to Wells Fargo Bank, N.A.
                                   Irrevocable Letter of Credit No. NZS426339

WELLS FARGO BANK, N.A.
LETTER. OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A., (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS426339 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY", AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

         1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE
INDENTURE.

         2) HE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT (A) AT STATED MATURITY, (8) UPON ACCELERATION FOLLOWING AN EVENT OF DEFAULT, (C) UPON REDEMPTION OF THE BONDS IN WHOLE, OR (D) UPON DEFEASANCE OF THE BONDS IN WHOLE, OF THE TOTAL UNPAID PRINCIPAL OF, AND UNPAID INTEREST ON, ALL OF THIS BONDS WHICH ARE PRESENTLY OUTSTANDING.

         3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS
FOLLOWS:

                        [INSERT REMITTANCE INSTRUCTIONS]

         4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $ [INSERT AMOUNT WHICH IS THE SUM OF THE TWO AMOUNTS SET FORTH IN PARAGRAPH 5, BELOW].

         5) THE AMOUNT OF THIS DEMAND IS EQUAL TO THE SUM OF (A) $[INSERT AMOUNT] BEING DRAWN IN RESPECT OF THE PAYMENT OF UNPAID PRINCIPAL. OF THE BONDS AND (B) $[INSERT AMOUNT] BEING DRAWN 1N RESPECT OF THE PAYMENT OF UNPAID INTEREST ON THE BONDS,

     6) IF THIS DEMAND is RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO TIME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME. ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M.,, SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY,

                          [INSERT NAME OF BENEFICIARY]

[FOR SIGNED AND FACSIMILE DEMANDS ONLY, INSERT SIGNATURE AND DATE

                                    Annex F to Walks Fargo Bank, N.A.
                                    Irrevocable Letter of Credit No. NZS426339

WELLS FARGO BANK, N.A.
LETTER OF CREDIT OPERATIONS OFFICE
SAN FRANCISCO, CALIFORNIA

FOR THE URGENT ATTENTION OF LETTER OF CREDIT MANAGER.

[INSERT NAME OF BENEFICIARY] (THE "TRUSTEE") HEREBY CERTIFIES TO WELLS FARGO BANK, N.A. (THE "BANK") WITH REFERENCE TO IRREVOCABLE LETTER OF CREDIT NO. NZS426339 (THE "LETTER OF CREDIT"; THE TERMS THE "BONDS", "BUSINESS DAY" AND THE "INDENTURE" USED HEREIN SHALL HAVE THEIR RESPECTIVE MEANINGS SET FORTH IN THE LETTER OF CREDIT) THAT:

         (1) THE TRUSTEE IS THE TRUSTEE OR A SUCCESSOR TRUSTEE UNDER THE INDENTURE.

         (2) THE TRUSTEE IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT WITH RESPECT TO THE PAYMENT, ON AN INTEREST PAYMENT DATE (AS DEFINED IN THE INDENTURE), OF UNPAID INTEREST WITH RESPECT TO THE BONDS.

         (3) THE AMOUNT OF THIS DEMAND FOR PAYMENT WAS COMPUTED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE BONDS AND THE INDENTURE AND IS DEMANDED IN ACCORDANCE WITH THE INDENTURE, WHICH, AMOUNT PLEASE REMIT TO THE UNDERSIGNED AS
FOLLOWS:

                        (INSERT REMITTANCE INSTRUCTIONS).

         (4) THE AMOUNT HEREBY DEMANDED UNDER THE LETTER OF CREDIT IS $[INSERT AMOUNT].

         (5) IF THIS DEMAND IS RECEIVED BY YOU AT OR BEFORE NOON, SAN FRANCISCO `ITME ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE NEXT BUSINESS DAY. IF THIS DEMAND IS RECEIVED BY YOU AFTER NOON, SAN FRANCISCO TIME, ON A BUSINESS DAY, YOU MUST MAKE PAYMENT ON THIS DEMAND AT OR BEFORE 10:00 A.M., SAN FRANCISCO TIME, ON THE SECOND BUSINESS DAY FOLLOWING SUCH BUSINESS DAY.

                          [INSERT NAME OF BENEFICIARY]

[FOR SIGNED AND FACSIMILE DEMANDS ONLY, INSERT SIGNATURE AND DATE

                                    Annex G to wells Faro Bank. N. A.
                                    Irrevocable Letter of Credit No, NZS426339

WELLS FARGO BANK. N.A.
LETTER OF CREDIT OPERATIONS OFFICE
525 MARKET STREET, 25th Floor
SAN FRANCISCO, CALIFORNIA 94105

         Subject: Your Letter of Credit No. NZS426339

Ladies and Gentlemen;

         For value received. we hereby irrevocably assign and transfer all of our rights under the above-captioned Letter of Credit, as heretofore and herinafter amended, extended or increased, to:

                         ______________________________
                              [Name of Transferee]



                         ______________________________


                         ______________________________

                         ______________________________
                             (Address of Transferee)

         By this transfer, all of our rights in the Letter of Credit are transferred to the transferee, and the transferee shall have sole rights as beneficiary under the Letter of Credit, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. You are hereby irrevocably instructed to advise future amendments) of the Letter of Credit to the transferee without our consent or notice to us.

         The original Letter of Credit is returned with all amendments to this date. Please notify the transferee in such form as you deem advisable of this transfer and of the terms and conditions to this Letter of Credit, including amendments as transferred.

         You are hereby advised that the transferee named above has succeeded The Bank of New York, or a successor trustee, as Trustee under the Indenture dated as of January 1, 2002, as supplemented from time-to-time (the "Indenture") between the Town of Babylon Industrial Development Agency (the "Issuer") and The Rank of New York, as Trustee, pursuant to which U.S. $2,200,000 is aggregate principal amount of Issuer's Industrial Development Revenue bonds (Federally Taxable) (Technology Flavors and Fragrances, Inc. Project) Series 2002 were issued.

                                       Very truly yours,

                                       [Inset Name of Transferor]


                                       By: _______________________________
                                                Insert Name and Title]

                                       TRANSFERORS SIGNATURE GUARANTEED


                                       By: _______________________________
                                                      [Bank Name]


                                       By: _______________________________
                                                [Insert Name and Title]


         By its signature below, the undersigned transferee acknowledges that it has duly succeeded The Bank of New York or a successor trustee as Trustee under the Indenture.

                                       By: _______________________________
                                                [Insert Name and Title]